August 18, 2021

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Global Real Return Fund

Supplement to Current Summary Prospectus and Prospectus

Effective October 18, 2021 (the "Effective Date"), the following information replaces and supersedes the seventh paragraph contained in the sections "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the prospectus:

The fund's portfolio will not have the same characteristics as its designated performance baseline benchmark — SOFR 1-Month Compounded (USD) — or its designated broad-based securities market index — the FTSE One-Month U.S. Treasury Bill Index. Although the fund is not managed to a benchmark index, the fund seeks to provide a minimum average annual total return of SOFR 1-Month Compounded (USD) plus 4%, before fees and expenses, over a five-year period. There can be no assurance the fund will be able to provide such returns and you may lose money by investing in the fund.

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As of the Effective Date, the following information replaces and supersedes the first paragraph contained in the sections "Performance" in the summary prospectus and "Fund Summary – Performance" in the prospectus:

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of USD 1-Month LIBOR, a widely used benchmark for short-term interest rates, SOFR 1-Month Compounded (USD), and to the returns of the FTSE One-Month U.S. Treasury Bill Index, a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.im.bnymellon.com.

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As of the Effective Date, the following row and footnote are added to the Average Annual Total Returns table contained in the sections "Performance" in the summary prospectus and "Fund Summary – Performance" in the prospectus:

Average Annual Total Returns (as of 12/31/20)
	1 Year	5 Years	10 Years
SOFR 1-Month Compounded (USD)	0.43%	1.48%*	N/A

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* For the period from May 31, 2018. The first value date of the Secured Overnight Financing Rate (SOFR) was published April 2, 2018.

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As of the Effective Date, the following information replaces and supersedes the eleventh paragraph contained in the section "Fund Details – Goal and Approach" in the prospectus:

The fund's portfolio will not have the same characteristics as its designated performance baseline benchmark — SOFR 1-Month Compounded (USD) — or its designated broad-based securities market index — the FTSE One-Month U.S. Treasury Bill Index. Although the fund is not managed to a benchmark index, the fund seeks to provide a minimum average annual total return of SOFR 1-Month Compounded (USD) plus 4%, before fees and expenses, over a five-year period. There can be no assurance the fund will be able to provide such returns and you may lose money by investing in the fund. The Secured Overnight Financing Rate (SOFR) is calculated  as a volume-weighted median of transaction-level tri-party repurchase data and data on bilateral Treasury repurchase transactions collected from a variety of sources including tri-party repurchase data collected from The Bank of New York Mellon.”

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